SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  OCTOBER 26, 1999
                                                 ------------------

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)

           Maryland                      1-6622               53-0261100
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(State or other jurisdiction of    (Commission File         (IRS Employer
        incorporation)                  Number)        Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland              20852
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code      (301) 984-9400
                                                    ----------------------

Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated October 26, 1999.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit
               Number
               ------
               99.1      Press Release, October 26, 1999, entitled "Supplemental
                         Data"

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WASHINGTON REAL ESTATE INVESTMENT TRUST
                                   ---------------------------------------
                                                (Registrant)


                                   By: /s/ Larry E. Finger
                                       ---------------------
                                            (Signature)

                                        Larry E. Finger
                                        Senior Vice President
                                        Chief Financial Officer

October 26, 1999
----------------
     (Date)

Exhibit
Number
------
99.1      Press Release, October 26, 1999, entitled "Supplemental Data"